UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 15, 2016 (December 21, 2015)

Date of Report (Date of earliest event reported)

MassRoots, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55431	46-2612944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1624 Market Street, Suite 201, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(720) 442-0052
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

On January 15, 2016, the Company issued a press release titled “MassRoots Significantly Grows Web Traffic Month Over Month, To Impact Q1 Revenues.” A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

On January 5, 2016, the Company issued a press release titled “Cannabis Social Network MassRoots Crosses 725,000 Users.” A copy of the press release is filed as Exhibit 99.2 hereto and incorporated herein by reference.

On December 21, 2015, the Company issued a press release titled “MassRoots’ 2015 Review and 2016 Outlook.” A copy of the press release is filed as Exhibit 99.3 hereto and incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Press Release dated January 15, 2016 titled “MassRoots Significantly Grows Web Traffic Month Over Month, To Impact Q1 Revenues.”
99.2	Press Release dated January 5, 2016 titled “Cannabis Social Network MassRoots Crosses 725,000 Users.”
99.3	Press Release dated December 21, 2015 titled “MassRoots’ 2015 Review and 2016 Outlook..”

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MassRoots, Inc.

Date: January 15, 2016	By:	/s/ Isaac Dietrich
Isaac Dietrich
Chief Executive Officer